EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the inclusion in Amendment No.1 to the registration statement on Form S-1 of our report, which includes an explanatory paragraph relating to the Company's ability to continue as a going concern, dated September 26, 2003, except for Note 18, which is as of October 14, 2003. We also consent to the reference to our Firm under the captions "Experts" and "Selected Financial Data."



                                                     /s/ J.H. COHN LLP


Roseland, New Jersey
May 13, 2004